UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2009

Two Harbors Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 330 Minnetonka, MN 55305
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (612) 238-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.           Entry into a Material Definitive Agreement.

On November 16, 2009, the Board of Directors of Two Harbors Investment Corp. (the “Company”) approved a form of indemnification agreement and authorized the Company to enter into the agreement with each of its current directors and officers.

The directors and officers who have entered or will enter into an indemnification agreement with the Company are set forth in the table below.

Name	Title

Thomas Siering	Chief Executive Officer, President and Director
Brian C. Taylor	Chairman and Director
Mark D. Ein	Vice Chairman and Director
William W. Johnson	Director
Stephen G. Kasnet	Director
Peter Niculescu	Director
W. Reid Sanders	Director
Jeffrey Stolt	Chief Financial Officer and Treasurer
Steve Kuhn	Co-Chief Investment Officer
William Roth	Co-Chief Investment Officer
Timothy O’Brien	Secretary and General Counsel
Andrew Garcia	Vice President Development
Brad Farrell	Controller

Each indemnification agreement provides, among other things, that the Company will indemnify, to the maximum extent permitted by Maryland law, the covered director or officer against any and all judgments, penalties, fines and amounts paid in settlement, and all reasonable and out-of-pocket expenses (including attorneys’ fees), actually and reasonably incurred in connection with any threatened, pending or completed action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, administrative hearing or other proceeding that arises out of the director or officer’s status as a present or former director, officer, employee or agent of the Company.  Each indemnification agreement also requires the Company, upon request of the covered director or officer, to advance the expenses related to such an action provided that the director or officer undertakes to repay any amounts to which he is subsequently determined not to be entitled.

The indemnification agreement is not exclusive of any other rights to indemnification or advancement of expenses to which the covered director or officer may be entitled, including any rights arising under the charter or bylaws of the Company or applicable law.

The foregoing description is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ TIMOTHY W. O’BRIEN
Timothy O’Brien
Secretary and General Counsel

Date: November 19, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement